UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	November 13, 2007

Municipal Mortgage & Equity, LLC
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-11981	52-1449733
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

621 E Pratt Street, Suite 300, Baltimore, Maryland		21202
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(443) 263-2900

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

On November 13, 2007, the registrant entered into a Letter Agreement with respect to that certain $200,000,000 Master Repurchase Agreement by and among MMA Realty Capital Repurchase Subsidiary, LLC, Variable Funding Capital Company, LLC, Wachovia Capital Markets, LLC, MMA Realty Capital, LLC and Municipal Mortgage & Equity, LLC dated as of November 13, 2006. Among other things, this Letter Agreement extended the deadline for delivery of (a) the registrant's 2006 audited financial statements and 2006 Form 10-K to March 3, 2008; (b) the registrant's 2007 Forms 10-Q to December 31, 2008; and (c) audited financial statements for certain other of the registrant's subsidiaries for the year ended December 31, 2007 to December 31, 2008.

On November 15, 2007, the registrant entered into a Letter Agreement with respect to that certain Fourth Amended and Completely Restated Loan Agreement dated as of February 23, 2007 by and among Synovus Bank (formerly, United Bank and Trust), MMA Capital Corporation, MuniMae TEI Holdings, LLC, MMA Mortgage Investment Corporation, MMA Construction Finance, LLC, Municipal Mortgage & Equity, LLC, MMA Financial Holdings, Inc. and MMA Financial, Inc. (formerly, MuniMae Investment Services Corporation). Among other things, this Letter Agreement extended the deadline for delivery of (a) the registrant's 2006 audited financial statements and 2006 Form 10-K to March 3, 2008; (b) the registrant's 2007 Forms 10-Q to December 31, 2008; (c) audited financial statements for MMA Mortgage Investment Corporation for the year ended December 31, 2006 to March 31, 2008; and (d) audited financial statements for certain other of the registrant's subsidiaries for the year ended December 31, 2006 to December 31, 2008.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

10.1 Letter Agreement with respect to that certain $200,000,000 Master Repurchase Agreement by and among MMA Realty Capital Repurchase Subsidiary, LLC, Variable Funding Capital Company, LLC, Wachovia Capital Markets, LLC, MMA Realty Capital, LLC and Municipal Mortgage & Equity, LLC dated as of November 13, 2006

10.2 Letter Agreement with respect to that certain Fourth Amended and Completely Restated Loan Agreement dated as of February 23, 2007 by and among Synovus Bank (formerly, United Bank and Trust), MMA Capital Corporation, MuniMae TEI Holdings, LLC, MMA Mortgage Investment Corporation, MMA Construction Finance, LLC, Municipal Mortgage & Equity, LLC, MMA Financial Holdings, Inc. and MMA Financial, Inc. (formerly, MuniMae Investment Services Corporation).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Municipal Mortgage & Equity, LLC

November 19, 2007	By:	/s/ Michael L. Falcone

Name: Michael L. Falcone
Title: President and CEO

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Exhibit Index

Exhibit No.	Description

10.1	Letter Agreement with respect to that certain $200,000,000 Master Repurchase Agreement by and among MMA Realty Capital Repurchase Subsidiary, LLC, Variable Funding Capital Company, LLC, Wachovia Capital Markets, LLC, MMA Realty Capital, LLC and Municipal Mortgage & Equity, LLC dated as of November 13, 2006.
10.2	Letter Agreement with respect to that certain Fourth Amended and Completely Restated Loan Agreement dated as of February 23, 2007 by and among Synovus Bank (formerly, United Bank and Trust), MMA Capital Corporation, MuniMae TEI Holdings, LLC, MMA Mortgage Investment Corporation, MMA Construction Finance, LLC, Municipal Mortgage & Equity, LLC, MMA Financial Holdings, Inc. and MMA Financial, Inc. (formerly, MuniMae Investment Services Corporation).